                                                                    EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 27, 1999 included in GaSonics International Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            ------------------------------------

San Jose, California
November 17, 2000